                                                                    Exhibit 99.1


                                  PATHMARK INC.

                          LETTER OF TRANSMITTAL FOR THE
                                OFFER TO EXCHANGE

             UNREGISTERED 8 3/4% SENIOR SUBORDINATED NOTES DUE 2012 ($200,000,000 AGGREGATE PRINCIPAL AMOUNT OUTSTANDING ISSUED JANUARY 29, 2002)
                                    FOR UP TO
                $200,000,000 AGGREGATE PRINCIPAL AMOUNT OF 8 3/4%
                       SENIOR SUBORDINATED NOTES DUE 2012

                             -----------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 28, 2001 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY PATHMARK IN ITS SOLE DISCRETION.

TENDERS OF UNREGISTERED SENIOR SUBORDINATED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                   DELIVER TO:

                           WELLS FARGO BANK MINNESOTA
                              NATIONAL ASSOCIATION
                           213 COURT STREET, SUITE 902
                               MIDDLETOWN CT 06457
                         ATTN: CORPORATE TRUST SERVICES

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN TO EXCHANGE AGENT AS SET FORTH ABOVE (THE "EXCHANGE AGENT"), WILL NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

         The undersigned acknowledges that he or she has received the Prospectus dated __________, 2002 (the "Prospectus"), of Pathmark, Inc. ("Pathmark") and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute Pathmark's offer (the "Exchange Offer") to exchange up to $200,000,000 aggregate principal amount of 8 3/4% senior subordinated notes due 2012, which are registered under the Securities Act of 1933, for any and all outstanding unregistered 8 3/4% senior subordinated notes due 2012 issued on January 29, 2002, pursuant to a Registration Statement of which the Prospectus is a part.

         The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ________, 2002, unless Pathmark, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered 8 3/4% senior subordinated notes due 2012, we will refer to them as the "old notes." Whenever we refer to the exchange 8 3/4% senior subordinated notes due 2012, we will refer to them as the "exchange notes." All other terms used but not defined herein have the meaning given to them in the Prospectus.

         This Letter of Transmittal is to be used if (1) certificates representing old notes are to be physically delivered to the Exchange Agent by Holders (as defined below), (2) the old notes are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" or (3) tender of the old notes is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

         DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "Holder" as used herein means any person in whose name old notes are registered on the books of Pathmark or any other person who has obtained a properly completed bond power from the registered holder.

         Any Holder of old notes who wishes to tender his, her or its old notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its old notes, or (b) if a tender of old notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

         Holders of old notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date must tender their old notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 1.)

         Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the old notes validly tendered and not withdrawn and the issuance of the exchange notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, Pathmark shall be deemed to have accepted for exchange validly tendered old notes when, as and if Pathmark has given written notice thereof to the Exchange Agent.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

         Please list below the old notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

--------------------------------------------------------------------------------
                            DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES)     CERTIFICATE NUMBER(S)    AGGREGATE PRINCIPAL
       OF HOLDER(S)          (Attach signed list, if     AMOUNT TENDERED
(Please fill in, if blank)*        necessary)          (if less than all)**
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED:
--------------------------------------------------------------------------------

*        Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender with respect to all old notes listed. See Instruction 5.

/_/ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:  _______________________________________

         DTC Book-Entry Account:  ______________________________________________

         Transaction Code No.:  ________________________________________________

         Holders who wish to tender their old notes and (i) whose old notes are not immediately available, or (ii) who cannot deliver their old notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

/_/ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Holder(s) of old notes:  ___________________________________

         Window Ticket No. (if any):  __________________________________________

         Date of Execution of Notice of Guaranteed Delivery:  __________________

         DTC Book-Entry Account:  ______________________________________________

         If Delivered by Book-Entry Transfer:  _________________________________

                  Name of Tendering Institution:  ______________________________

                  Transaction Code No.:  _______________________________________


/_/ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:  ______________________________________________________

                  Address:  ___________________________________________________

LADIES AND GENTLEMEN:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Pathmark the principal amount of old notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of old notes tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Pathmark all right, title and interest in and to the old notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also act as agents of Pathmark and acts as Trustee under the Indenture for the old notes and the exchange notes) with respect to the tendered old notes with full power of substitution to (i) deliver certificates for such old notes to Pathmark, or transfer ownership of such old notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Pathmark and (ii) present such old notes for transfer on the books of Pathmark and receive all benefits and otherwise exercise all rights of beneficial ownership of such old notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the old notes tendered hereby and to acquire the exchange notes issuable upon the exchange of the old notes, and that Pathmark will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Pathmark. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange notes issued in exchange for the old notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such old notes directly from Pathmark for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of Pathmark within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, PROVIDED that such exchange notes are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange notes.

         The undersigned Holder represents and warrants that

         (a) the exchange notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the exchange notes, whether or not the person is the Holder,

         (b) neither the undersigned Holder nor any other recipient of the exchange notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the old notes or exchange notes,

         (c) neither the undersigned Holder nor any other recipient is an "affiliate" of Pathmark within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

         (d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with Pathmark or any "affiliate" of Pathmark within the meaning of Rule 405 promulgated under the Securities Act to distribute the exchange notes,

         (e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange notes for its own account in exchange for old notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange notes received in the Exchange Offer, and

         (f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

         By acknowledging that you, as such a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes, you will not be deemed to admit that you are an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and delivery any additional documents deemed by the Exchange Agent or Pathmark to be necessary or desirable to complete the exchange, assignment and transfer of the old notes tendered hereby or transfer of ownership of such old notes on the account books maintained by a book-entry transfer facility.

         The undersigned understands and agrees that Pathmark reserves the right not to accept tendered old notes from any tendering Holder if Pathmark determines, in its sole and absolute discretion, that its ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities laws.

         For purposes of the Exchange Offer, Pathmark shall be deemed to have accepted validly tendered old notes when, as and if Pathmark has given oral or written notice thereof to the Exchange Agent. If any tendered old notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged old notes will be returned to the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions," without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the "The

Exchange Offer--Book-Entry Transfer," such non-exchanged old notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

         The undersigned understands and acknowledges that Pathmark reserves the right in its sole discretion to purchase or make offers for any old notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "Exchange Offer--Expiration Date; Extensions; Amendment; Termination," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase old notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

         The undersigned understands that tenders of old notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Pathmark upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered old notes by Pathmark and the issuance of exchange notes in exchange therefor shall constitute performance in full by Pathmark of obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the exchange notes, Pathmark will have no further obligations or liabilities thereunder (except in certain limited circumstances).

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

         By acceptance of the Exchange Offer, each broker-dealer that receives exchange notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by Pathmark of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice Pathmark agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until Pathmark has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

         Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the exchange notes issued in exchange for the old notes accepted for exchange and return any old notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of old notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the exchange notes issued in exchange for the old notes accepted for exchange and return any old notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the exchange notes issued in exchange for the old notes accepted for exchange and return any old notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Pathmark has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any old notes from the name of the registered holder(s) thereof if Pathmark does not accept for exchange any of the old notes so tendered.

         Holders who wish to tender the old notes and (1) whose old notes are not immediately available or (2) who cannot deliver their old notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their old notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 1.)

        PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO
                      THE GUARANTEED DELIVERY PROCEDURES.

        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
          OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the registered Holder(s) of old notes exactly as its (their) name(s) appear(s) on certificate(s) of old notes or, if tendered by a participant in DTC, exactly as such participant's name appears on its security position listing it as the owner of old notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the old notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Pathmark of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not the registered Holder(s) of the old notes, then the registered Holder(s) must sign a valid proxy.

                                           Date:
-----------------------------                   --------------------------------

                                           Date:
-----------------------------                   --------------------------------
SIGNATURE(S) OF HOLDER(S) OR
AUTHORIZED SIGNATORY

Name(s):                                   Address:
        ---------------------------                -----------------------------
                                                        (Including Zip Code)
        ---------------------------
             (Please Print)

Capacity(ies):                             Area Code and Telephone No.:
              ----------------------                                   ---------

Tax Identification or Social Security Number(s).:
                                                 -------------------------------


                      [COMPLETE SUBSTITUTE FORM W-9 BELOW.]

                               SIGNATURE GUARANTEE

                           (SEE INSTRUCTION 1 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)


--------------------------------------------------------------------------------
(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURES)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                     (TITLE)

Date:


            SPECIAL REGISTRATION INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTION 7 HEREIN)                                     (SEE INSTRUCTION 7 HEREIN)

To be completed ONLY if certificates for old notes in a         To be completed ONLY if certificates for old notes in a
principal amount not tendered or not accepted for exchange      principal amount not tendered or not accepted for
are to be issued in the name of, or the exchange notes          exchange are to be sent to, or the exchange notes
issued pursuant to the Exchange Offer are to be issued to       issued pursuant to the Exchange Offer are to be sent to
the order of, someone other than the person or persons          someone other than the person or persons whose
whose signature(s) appear(s) within this Letter of              signature(s) appear(s) within this Letter of
Transmittal or issued to an address different from, that        Transmittal, or to an address different from, that
shown in the box entitled "Description of Old Notes"            shown in the box entitled "Description of Old Notes"
within this Letter of Transmittal, or if exchange notes         within this Letter of Transmittal, or to be credited to
tendered by book-entry transfer that are not accepted for       an account maintained at DTC other than the account
purchase are to be credited to an account maintained at         indicated above.
DTC other than the account indicated above.


Name:                                                           Name:
     --------------------------------------------------              --------------------------------------------------
                 (PLEASE PRINT)                                                  (PLEASE PRINT)


Address:                                                        Address:
        -----------------------------------------------                 -----------------------------------------------
                   (PLEASE PRINT)                                                  (PLEASE PRINT)



-------------------------------------------------------         -------------------------------------------------------
                        (ZIP CODE)                                                      (ZIP CODE)


-------------------------------------------------------         -------------------------------------------------------
    TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER                    TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
          (SEE SUBSTITUTE FORM W-9 HEREIN)                                (SEE SUBSTITUTE FORM W-9 HEREIN)




                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the old notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of old notes) who has not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. Certificates for the physically tendered old notes (or a confirmation of a book-entry transfer to the Exchange Agent at DTC of all old notes tendered electronically), as well as, in the case of physical delivery of old notes, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered old notes, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC participant, to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or old notes should be sent to Pathmark or DTC.

         The Exchange Agent will make a request to establish an account with respect to the old notes at DTC for purposes of the Exchange Offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of old notes by causing DTC to transfer such old notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of old notes may be effected through book-entry transfer at DTC, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

         A Holder may tender old notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the old notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and Pathmark may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 6 of this Letter of Transmittal are true and correct.

         Holders who wish to tender their old notes and (i) whose old notes are not immediately available or (ii) who cannot deliver their old notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their old notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC standard operating procedures; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the old notes, the certificate number or numbers of such old notes and the principal amount of old notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the old notes (or a confirmation of electronic mail delivery or book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered old notes in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, must be received by the applicable Exchange Agent within three (3) Business Days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." Any Holder of old notes who wishes to tender his old notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their old notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered old notes or this Letter of Transmittal will be determined by Pathmark in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the old notes for exchange. Pathmark reserves the absolute right to reject any and all old notes or Letter of Transmittal not properly tendered or any tenders Pathmark's acceptance of which would, in the opinion of counsel for Pathmark, be unlawful. Pathmark also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular old notes. Pathmark's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of old notes must be cured within such time as Pathmark shall determine. Although Pathmark intends to notify Holders of defects or irregularities with respect to tenders of old notes, none of Pathmark, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of old notes, nor shall any of them incur any liability for failure to give such notification. Tenders of old notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any old notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of old notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or the number of the old notes should be listed on a separate signed schedule attached hereto.

         4. TENDER BY HOLDER. Except in limited circumstances, only a registered Holder of old notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the old notes may tender its old notes in the Exchange Offer. Any beneficial owner of old notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of

Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its old notes, either make appropriate arrangements to register ownership of the old notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such old notes.

         5. PARTIAL TENDERS; WITHDRAWALS. Tenders of old notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any old notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of old notes delivered to the Exchange Agents will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all old notes is not tendered, old notes for the principal amount of old notes not tendered and a certificate or certificates representing exchange notes issued in exchange of any old notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC promptly after the old notes are accepted for exchange.

         Except as otherwise provided herein, tenders of old notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of old notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the old notes to be withdrawn (the "Depositor"), (2) identify the old notes to be withdrawn (including the certificate number or numbers and principal amount of such old notes, or, in the case of old notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such old notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the old notes register the transfer of such old notes into the name of the person withdrawing the tender and (4) specify the name in which any such old notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Pathmark, whose determination shall be final and binding on all parties. Any old notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no exchange notes will be issued with respect thereto unless the old notes so withdrawn are validly re-tendered. Any old notes which have been tendered but which are not accepted for exchange by Pathmark will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn old notes may be re-tendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

         6. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the old notes tendered hereby, the signature must correspond with the name(s) as written on the face of the old notes without alteration, enlargement or any change whatsoever.

         If any of the old notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of old notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of old notes.

         If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the old notes) of old notes tendered and the certificate(s) for exchange notes issued in exchange therefor is to be issued (or any untendered principal amount of old notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the old notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of old notes listed therein, such old notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the old notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the old notes.

         If this Letter of Transmittal (or copy hereof) or any old notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by Pathmark, evidence satisfactory to Pathmark of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on old notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

         7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange notes or substitute old notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the old notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         8. TRANSFER TAXES. Pathmark will pay all transfer taxes, if any, applicable to the exchange of old notes pursuant to the Exchange Offer. If, however, certificates representing exchange notes or old notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the old notes tendered hereby, or if tendered old notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of old notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the old notes listed in this Letter of Transmittal.

         9. WAIVER OF CONDITIONS. Pathmark reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any old notes tendered.

         10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose old notes have been mutilated, lost, stolen or destroyed should contact the applicable Exchange Agent at the address indicated herein for further instruction.

         11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                            IMPORTANT TAX INFORMATION

         The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the old notes. If the old notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                    TO BE COMPLETED BY ALL TENDERING HOLDERS
-------------------------------------------------------------------------------------------------------------------
                                     PAYOR'S NAME: PATHMARK INC.
-------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART 1-PLEASE PROVIDE YOUR TIN IN THE BOX            Social Security Number
FORM W-9                       AT RIGHT AND CERTIFY BY SIGNING AND DATING                     or
                               BELOW
                                                                                      ------------------
                                                                                Employer Identification Number
-------------------------------------------------------------------------------------------------------------------
                               PART 2--CERTIFICATION--Under                     PART 3--
                               Penalties of Perjury, I certify that:
                                                                                 /_/  Check if Awaiting TIN
DEPARTMENT OF THE TREASURY     (1)   The number shown on this form is my
INTERNAL REVENUE SERVICE             correct Taxpayer Identification
                                     Number (or I am waiting for a number
PAYOR'S REQUEST FOR TAXPAYER         to be issued to me), and
IDENTIFICATION NUMBER (TIN)

                               (2)   I am NOT subject to back-up
                                     withholding because: (a) I am
                                     exempt from backup withholding,
                                     (b) I have not been notified by
                                     the Internal Revenue Service
                                     ("IRS") that I am subject to
                                     back-up withholding as a result
                                     of failure to report all interest
                                     or dividends, or (c) the IRS has
                                     notified me that I am no longer
                                     subject to back-up withholding.

-------------------------------------------------------------------------------------------------------------------
                               CERTIFICATION INSTRUCTIONS--You must
                               cross out item (2) above if you have
                               been notified by the IRS that you are
                               currently subject to back-up
                               withholding because of underreporting
                               interest or dividends on your tax
                               return.

                  Sign Here -  SIGNATURE:  _______________________ DATE:  ________________

-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE SENIOR SECURITES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


OBTAIN A NUMBER:

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

Payees specifically exempted from backup withholding on ALL payments include the following:

         o        A corporation.
         o        A financial institution.
         o An organization exempt from tax under section 501(a), or an individual retirement plan.
         o        The United States or any agency or instrumentality thereof.
         o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
         o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
         o An international organization or any agency of or instrumentality thereof.
         o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
         o        A real estate investment trust.
         o        A common trust fund operated by a bank under section 584(a).
         o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
         o An entity registered at all times under the Investment Company Act of 1940.
         o        A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         o        Payments to nonresident aliens subject to withholding under section 1441.
         o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
         o Payments of patronage dividends where the amount renewed is not paid in money.
         o        Payments made by certain foreign nations.
         o        Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

         o        Payments of interest on obligations issued by individuals.
                  NOTE: You may be subject to backup withholding if this interest if $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payee.
         o Payments of tax-exempt interest (including exempt-interest dividends in section 852).
         o Payments described in section 6049(b)(5) to non-resident alien.
         o        Payments on tax-free covenant bonds under section 1451.
         o        Payments made by certain foreign organizations.
         o        Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

PENALTIES:

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


-----------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:     GIVE THE SOCIAL                 FOR THIS TYPE OF ACCOUNT:  GIVE THE SOCIAL
                              SECURITY NUMBER OF--                                       SECURITY NUMBER OF--
-----------------------------------------------------------------------------------------------------------------------
1.   An individual's          The individual                  8.   Sole proprietorship   The owner(4)
     account                                                       account
-----------------------------------------------------------------------------------------------------------------------
2.   Two or more              The actual owner of the         9.   A valid trust,        The legal entity (Do not
     individuals (joint       account or, if combined              estate, or pension    furnish the identifying
     account)                 funds, any one of the                trust                 number of the personal
                              individuals(1)                                             representatives or trustee
                                                                                         unless the legal entity
                                                                                         itself is not designated in
                                                                                         the account title.)(5)
-----------------------------------------------------------------------------------------------------------------------
3.   Husband and wife         The actual owner of the         10.  Corporate account     The corporation
     (joint account)          account or, if joint
                              funds, either person(1)
-----------------------------------------------------------------------------------------------------------------------
4.   Custodian account        The minor(2)                    11.  Religious,            The organization
     of a minor (Uniform                                           charitable, or
     Gift to Minors Act)                                           educational
                                                                   organization account
-----------------------------------------------------------------------------------------------------------------------
5.   Adult and minor          The adult or, if the minor      12.  Partnership           The partnership
     (joint account)          is the only contributor,             account held in the
                              the minor(1)                         name of the business
-----------------------------------------------------------------------------------------------------------------------
6.   Account in the           The ward, minor or              13.  Association,          The organization
     name of guardian or      incompetent person(3)                club or other
     committee for a                                               tax-exempt
     designated ward,                                              organization
     minor, or incompetent
     person
-----------------------------------------------------------------------------------------------------------------------
     a. The usual             The grantor-trustee(1)          14.  A Broker or           The broker or nominee
     revocable savings                                             registered nominee
     trust account (grantor
     is also trustee)
-----------------------------------------------------------------------------------------------------------------------
     b.  So-called trust      The actual owner(1)             15.  Account with          The public entity
         account that is                                           the Department of
         not a legal or                                            Agriculture in the
         valid trust under                                         name of a public
         State law                                                 entity (such as a
                                                                   State or local
                                                                   government, school
                                                                   district, or
                                                                   prison) that
                                                                   receives
                                                                   agricultural
                                                                   program payments.
-----------------------------------------------------------------------------------------------------------------------

----------

1.   List first and circle the name of the person whose number you finish.
2.   Circle the minor's name and furnish the minor's Social Security number.
3. Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
4.   Show the name of the Owner.
5.   List first and circle the name of the legal trust, estate or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                          (DO NOT WRITE IN SPACE BELOW)

--------------------------------------------------------------------------------
 Certificate Surrendered       Old Notes Tendered             Old Notes Accepted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Delivery Prepared by _____     Checked by __________             Date __________
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                           Wells Fargo Bank Minnesota
                              National Association
                           213 Court Street, Suite 902
                               Middletown CT 06457
                         Attn: Corporate Trust Services
                             Telephone: 860-704-6216
                             Facsimile: 860-704-6219

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 860-704-6216, OR BY FACSIMILE AT 860-704-6219.

ALL OLD NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO DTC PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT AS DESCRIBED HEREIN.